
Tufts Medicine Behavioral Health Hospital
(Tufts Joint Venture)
Malden, Massachusetts

44th Annual J.P. Morgan Healthcare Conference

January 2026

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future results or occurrences. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "would," "should," "could" or the negative thereof. Generally, the words "anticipate," "believe," "continue," "expect," "intend," "estimate," "project," "plan" and similar expressions identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events, risks or performance are forward-looking statements. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Additional risks and uncertainties are described more fully in "Risk Factors" in our periodic reports and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Unless the context otherwise requires, all references herein to "Acadia," "the Company," "we," "us" or "our" mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico. The terms "facilities," "centers," "clinics," and "hospitals" refer to entities owned, operated or managed by subsidiaries of Acadia Healthcare Company, Inc. References herein to "employees" refer to employees of subsidiaries of Acadia Healthcare Company, Inc.

Agenda

- **A** Reiterating 2025 Guidance
- **B** Overview of Acadia
- **C** 2025 Progress
- **D** 2025 Challenges
- **E** Looking to 2026

We are reiterating our 2025 guidance

$3.28B – $3.30B	*2025 Revenue*
$601M – $611M	*2025 Adj. EBITDA*
$1.94 – $2.04	*2025 Adj. EPS*

Acadia at a glance: the largest BH-focused provider nationally



Acute
Specialty
RTCs
CTCs
Corporate Office

1. **Acute:** Acute inpatient psychiatric facilities provide a high level of care in order to stabilize patients that are either a threat to themselves or to others. The acute setting provides 24-hour observation, daily intervention and monitoring by a psychiatrist.
2. **Specialty:** Specialty treatment facilities include residential recovery facilities and eating disorder facilities. The Company provides a comprehensive continuum of care for adults with addictive disorders and co-occurring mental disorders. Inpatient, including detoxification and rehabilitation, partial hospitalization and outpatient treatment programs give patients access to the least restrictive level of care.
3. **RTC:** Residential Treatment Centers treat patients with behavioral disorders in a non-hospital setting. The facilities balance therapy activities with social, academic and other activities.
4. **CTC:** Comprehensive Treatment Centers specialize in providing medication-assisted treatment in an outpatient setting to individuals addicted to opioids, such as opioid analgesics (prescription pain medications).

$3.3B in Revenue

for Trailing Twelve Months ("TTM") through 9/30/2025

#1 Pure-play Behavioral Health (BH) provider in the US

>82k Patients treated daily across our 4 service lines

277 Facilities across the nation

- **59** Acute facilities[1]
- **31** Specialty facilities[2]
- **9** RTC facilities[3]
- **178** CTC locations[4]

Strong foundation for growth Positioned to serve the large unmet needs across the country: commitment to evidence-based healthcare, integration across the continuum of care and delivering free cash flow growth

ACADIA HEALTHCARE

Acadia continues to be the preferred behavioral health partner for leading health systems across the country

Landscape of our 21 existing partnerships


METHODIST
Lutheran Health Network
BRONSON
HENRY FORD HEALTH
SOLUTIONHEALTH
Fairview HEALTH SERVICES
TuftsMedicine
Covenant HEALTH
Southcoast Behavioral Health
Geisinger Northeast
Intermountain Health
Geisinger Danville
Scripps
TOWER HEALTH
Ascension Seton
Ascension Saint Thomas
BAPTIST
Ochsner
erlanger
ORLANDO HEALTH
ECU HEALTH

Acadia delivers significant value to health systems

- **Behavioral health expertise** with deep experience in operating acute care BH hospitals
- **Proven track record** of partnering with medical health systems
- **Help health systems meet the unmet needs** in the population (e.g., addressing special needs of children and adolescents) and free capacity for medical patients

JVs are partnerships with medical health systems that have a shared purpose of improving the mental and physical health outcomes of high-acuity patients

Strong diversification across service lines, payors and geography

Total revenue: $3.3B TTM ending 9/30/2025

Revenue by service line


Specialty
18%
Acute
55%
17%
CTC
11%
RTC

Revenue by payor


Commercial
25%
Medicaid
57%
14%
Medicare
4%
Other

Revenue by geography


PA
13%
Other
35%
TN
9%
8%
CA
6%
MI
6%
AZ
5%
MA
5%
AR
4%
TX
4%
FL
4%
MO

The Behavioral Health industry has a large unmet need and low industry maturity

Large, recognized unmet need

~30M

Americans with mental illness receive no mental health treatment[1]

>75k

Additional beds required in US to meet optimal levels[2]

~32%

Increase in annual deaths by suicide between 2009 and 2024[3]

Low industry maturity

Fragmentation	Most operators are smaller scale (e.g., >50% of the IP psychiatric beds are in small facilities, of the ~1.9k OTPs in the US, the top 3 providers combined operate ~20%)
Integration	Few providers deliver whole-person care that integrates mental health treatment, management of physical comorbidities, and meaningful attention to social determinants of health.
Technology	Historic underinvestment in BH technology and services (e.g., BH exclusion from $25B+ HITECH Act of 2009,[4] which incentivized and expanded the adoption of health information technology)

1. SAMHSA Results from the 2024 National Survey on Drug Use and Health
2. Treatment Advocacy Center, January 2024.
3. CDC's National Center for Health Statistics
4. U.S. Department of Health and Human Services

Our strategy focused on setting the standard for quality across the industry, while expanding access

Deliver high quality patient care	• **Outcomes –** our care seeks to improve quality of life and stabilize our patients during times of critical need • **Quality –** our facilities ensure our patients have a positive and safe experience
Enhancing our capabilities	• **Workforce and talent –** staff who ensure our clinical offerings remain best-in-class by recruiting, training, and elevating talented clinicians and support staff • **Technology –** technology that ensures we remain at the forefront of the BH industry
Expanding access	• **Adding capacity –** helps address significant unmet need across the country

2025 recap: significant progress across key initiatives

Themes		
Delivering high-quality patient care	1	**Our significant investment in care is yielding results, with** strong KPI performance across patient outcomes, patient safety, patient experience, and regulatory measures
Enhancing our capabilities	2	Strong workforce results with **retention levels improving** across the last six quarters
	3	**Transformation of our Acute team** via enhanced leadership, driving clinical progress and greater data-driven action planning. Increased transparency and accountability while managing a significant rise in ordinary course surveys[1] and external scrutiny
Expanding access	4	Six new facilities were opened – Henry Ford, North Port, Geisinger Danville, Capitol Park (JV with Fairview), ECU, and Ascension Seton[2] adding **778 beds.** Expansions at existing facilities delivered an additional **311 beds,** for **1,089 total beds**

1. Note, we anticipated an increase in accreditation surveys in 2025 due to cyclicality. Further, CMS continues to direct states/AOs to increase on-site surveys for all healthcare providers in the post-COVID era.
2. 106-bed expansion of a hospital in Austin, TX

Our investments enable us to set a new standard and demonstrate strong patient outcomes and experience

Patient outcomes

0.72
Effect size for patients' quality of life pre- vs post-discharge[1]
(Reflects a 29% improvement in MHQoL)

0.96
Effect size for reduction in depressive symptoms among patients with primary major depressive disorder[2]
(Reflects a 54% improvement in symptoms)

>15,000
Patients included in our outcomes measurement effort[3]

Patient experience[4]

>10%
Improvement in overall rating of care in Q3 2025 vs Q3 2024

>10%
Improvement in likelihood to recommend in Q3 2025 vs Q3 2024

>40%
Increase in the number patient surveys collected in Q3 2025 vs Q3 2024

1. Includes adult patients (18+) in acute settings only; based on valid Mental Health Quality of Life (MHQoL) results from Acute 33 facilities (n=9,007); MHQoL is a seven-item instrument that assesses mental health related quality of life across dimensions such as self-image, independence, mood, and relationships.
2. Includes adult patients (18+) in acute settings only; based on valid Patient Health Questionnaire-9 (PHQ-9) results from Acute 33 facilities (n=2,877); PHQ-9 is a nine-item questionnaire that screens for and measures the severity of depression symptoms based on self-reported frequency over the past two weeks.
3. Reflects year-to-date results through December 31, 2025.
4. Patient experience metrics derived from Acadia internal survey data collected at Acute, Specialty, and RTC facilities.

ACADIA HEALTHCARE

Likewise, CTC is offering fast, high-quality patient experience

Comprehensive services



Personalized treatment plan
Medication management
Medication dispensing
Individual therapy
Group therapy
Peer support
Vocational training
Social support services

Differentiated access and experience

99%+

Quality score across each of CARF's 13 measures (opioid clinics)[1]

>50%

Percentage of CTC patients illicit-opioid-free at six months (as of Q4 2025)

4.4/5

Quality-of-life improvement since entering treatment, as of Q4 2025[2]

<5 min

Average patient wait time to receive treatment at our facilities

1. CARF stands for the Commission on Accreditation of Rehabilitation Facilities, an independent, international nonprofit accreditor for health and human services programs. As CARF explains, its accreditation is a review to determine if programs/services meet defined international standards of quality in health and human services. CARF's consultative peer-review process promotes active, dynamic planning focused on impact and outcomes.
2. Represents quality of life improvement over 12 months.

2025 was another year of strong bed growth

2025 bed additions by quarter across Acute, Specialty, and RTC

Quarter	Beds added	Beds closed	Net beds added
Q1	378	-192	186
Q2	101	0	101
Q3	429	-84	345
Q4	181	-106	75
Total in 2025	1,089	-382	707

- **Added 1,089 new beds in 2025**
- **As previously disclosed, we closed five facilities totaling 382 beds during 2025**
- **Expect to reduce capex by at least $300M in 2026**

2025 recap: while we were pleased with our progress on quality and clinical outcomes, financial results were below expectations

Drivers of 2025 Adj. EBITDA vs. Guidance


$700M
-54
~-30
~-10
$606
2025 midpoint guidance - Feb 2025
Increased PLGL litigation costs
Volume underperformance
Rate pressure
2025 midpoint guidance – Dec 2025

- Both ramping and core facilities (including closed facilities) underachieved; partially offset by operating cost management

- Pressure on Medicaid funding environment; partially offset by higher-than-anticipated supplemental payments

Weaker volume environment impacting recent cohort occupancy ramp

Occupancy rate at recently launched facilities,[1] %


Historical avg occupancy stated in last year's JPM Healthcare Presentation[2]
Initially anticipated occupancy in 2025
Est. occupancy in 2025
80
60
40
20
0
Historical avg occupancy in year 1
Historical avg occupancy in year 2
Historical avg occupancy in year 3
22%
17%
34%
27%
63%
57%
2025 Cohort
2024 Cohort
2023 Cohort
Avg. age of beds is 0.6 years
Avg. age of beds is 1.25 years
Avg. age of beds is 2.30 years

1. Excludes December 2025 ECU launch and Ascension Seton (106-bed expansion of a hospital in Austin); 2. Represents facilities opened Nov 2020 and before that had a full four years of operating history at the time of the 2025 JPM Healthcare Conference

New facility openings represents >$200 million incremental EBITDA opportunity

Bed adds by year from de novos and JVs,[1] #



Projected
Actual beds added
Starting
+20%
13,160
10,988
200
Gross bed adds: 595
665
Gross bed adds: 852
707
Gross bed adds: 1,089
~600
Gross beds
600
1,572
10,988
Total beds as of EOY 2022
2023 net bed adds
2024 net bed adds
2025 net bed adds
2026 estimated bed adds
Pro-Forma '26 Bed Count

1. Source: Company Financials

At full maturity[2], 2023-2025 de novo/JV cohorts and 2026 facilities currently under construction represent over $150M[3] in future EBITDA vs ~$60M in startup losses in 2025, thus driving >$200M incremental EBITDA relative to 2025

2. May take 3-5 years for a facility to reach full maturity;
3. Excludes expansion beds

We are tracking several headwinds and tailwinds that impact 2026

Headwinds	Tailwinds
Acute care volume softness/ongoing payor pressure	Embedded growth from new beds ramping
Weaker government reimbursement environment	Expanded supplemental payment programs (1x EBITDA benefit of up to **$22M**, with run rate benefit **>$22M**)
NY State exclusion of Medicaid referrals to PA (**~$25-30M** EBITDA)[1]	Improvement in FCF as capex reduced by **~$300M**
Nonrecurring 2025 TN supplemental payments (**$29M** EBITDA)	Recent facility closures and a modest decline in startup losses
Mandated staffing ratios in California	

Note: All listed figures are estimated adj. EBITDA impacts unless otherwise indicated

1. New York is limiting individuals in their state Medicaid program from receiving treatment outside of the state. This is expected to impact several our specialty facilities in the state of Pennsylvania within proximity of the New York border.

ACADIA HEALTHCARE

We continue to focus on multiple operational improvement initiatives

Operation improvement focus areas

Focus area	Example workstreams (not comprehensive)
1 Grow same facility volume	Focused facility turnarounds, increasing access to care by deepening relationships in communities and improving awareness of facilities, JV partnership enhancement, and stabilizing admissions staffing
2 Successfully open new beds	500-700 new bed openings, JV partnership optimization, recently opened hospital acceleration
3 Improve safety and outcomes	Build on success in 2025 by amplifying safety programs (e.g., more training), patient outcomes evaluation and best practice sharing, patient satisfaction survey improvements, and state/federal survey preparedness
4 Investments in technology	Continued deployment of EMR and automation of key workflows to drive efficiency, while expanding generative or predictive AI/ML models usage across Acadia
5 Strengthen workforce	Further improve workforce retention and time-to-fill for critical roles, while continuing to drive efficiency opportunities with AI
6 Improve payor relationships	Refreshed strategic approach for interacting with payors and more real-time visibility into contracting landscape, and evaluation of more aggressive payor postures

ACADIA

HEALTHCARE